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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report:        September 16, 1996


                  Commission File Number 1-8241
                            _________



                      PRESIDIO OIL COMPANY
     (Exact name of registrant as specified in its charter)


       DELAWARE                                  95-3049484
(State or other jurisdiction of               (I.R.S.Employer
incorporation or organization)               Identification No.)



                   5613 DTC PARKWAY, SUITE 750
                 ENGLEWOOD, COLORADO 80111-3065
            (Address of principal executive offices)
                           (Zip Code)


                         (303) 773-0100
      (Registrant's telephone number, including area code)



                         Not Applicable
             (Former name, former address and former
           fiscal year, if changed since last report)

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Item 5.  Other Events

Incorporated herein by reference to the Company's press release dated September 16, 1996, contained in Exhibit 20.1 to this form.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

20.1 The Company's press release dated September 16, 1996, announcing the interest rate for the period November
         15, 1996 to February 14, 1997 on its Senior
         Subordinated Gas Indexed Notes Due 1999 and Senior Gas
         Indexed Notes Due 2002 to be 14.050%.

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                           SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  PRESIDIO OIL COMPANY
                                  ------------------------------
                                  Registrant



DATE:  September 16, 1996         /s/ Charles E. Brammeier
      --------------------        ------------------------------
                                  Charles E. Brammeier
                                  Controller
                                  (Principal Accounting Officer)
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                          EXHIBIT INDEX




Exhibit
Number       Description of Exhibit

20.1         Press release of the Company dated September 16,
             1996.
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